                                 AMENDMENT TO LEASE


     THIS AMENDMENT is made and entered into effective as of the 9th day of December, 1997, by and between T & J INVESTMENT CO., a Kansas general partnership (hereinafter referred to as "Lessor") and ELECTRONIC PROCESSING, INC., a Missouri corporation (hereinafter referred to as "Lessee").

                                    WITNESSETH:

     WHEREAS, Lessor and Lessee entered into that certain Lease, dated February 20, 1996 (the "Lease"), pursuant to which Lessee agreed to lease from Lessor certain real estate and buildings and improvements constructed thereon as more fully described in Exhibit A of the Lease;

     WHEREAS, Lessor and Lessee desire to amend the terms of the Lease as set forth herein;

     NOW, THEREFORE, in consideration of the agreements herein contained, it is hereby mutually agreed by the parties as follows:

     1. OPTION TO EXTEND. The parties agree that Section 3 of the Lease is deleted, and the following is hereby substituted in its place:

     "3.  OPTION TO EXTEND.

          (a) First Option to Extend. Provided that no default then exists with respect to the Lessee's obligations hereunder, the Lessee shall have an option to extend this Lease at the end of the original term hereof upon the terms and conditions set forth herein for an additional period of five (5) years, with such extended period commencing March 1, 2001 and continuing up to and until February 28, 2006. Such option is to be exercised in writing by the Lessee not later than six (6) months prior to the expiration of the original term.

          (b) Second Option to Extend. Provided that the Lessee shall have timely exercised its first option to extend the term of this Lease and further provided that no default then exists with respect to the Lessee's obligations hereunder, the Lessee shall have a second option to extend this Lease at the end of the first extended term hereof upon the terms and conditions set forth herein for an additional period of five (5) years, with such extended term commencing March 1, 2006 and continuing up to and until February 28, 2011. Such option is to be exercised in writing by the Lessee not later than six (6) months prior to the expiration of the first extended term."

     2. RENT. The parties agree that Section 5 of the Lease is deleted, and the following is hereby substituted in its place:

     "5. RENTAL. As rental for the Premises (the "Rental"), the Lessee shall pay to the Lessor monthly rental due in advance on the first day of each month in the amount of Twelve Thousand One Hundred Twenty-Five and 00/100 Dollars ($12,125.00) for the period beginning March 1, 1996 and ending February 28, 1997. For the period beginning March 1, 1997 and ending February 28, 1998, the Rental shall be Twelve Thousand Five Hundred and 00/100 Dollars ($12,500.00) per month. For the period beginning March 1, 1998 and ending February 28, 1999, the Rental shall be Twelve Thousand Nine Hundred and 00/100 Dollars ($12,900.00) per month. For the period beginning March 1, 1999 and ending February 29, 2000, the Rental shall be Thirteen Thousand Two Hundred and 00/100 Dollars ($13,200.00) per month. For the period beginning March 1, 2000 and ending February 28, 2001, the Rental shall be Thirteen Thousand Six Hundred and 00/100 Dollars ($13,600.00) per month.

     In the event that the Lessee shall exercise its first option to extend the term of this Lease under paragraph 3(a), the Rental for the period beginning March 1, 2001 and ending February 28, 2002 shall be Fourteen Thousand and 00/100 Dollars ($14,000.00) per month. For the period beginning March 1, 2002 and ending February 28, 2003, the Rental shall be Fourteen Thousand Five Hundred and 00/100 Dollars ($14,500.00) per month. For the period beginning March 1, 2003 and ending February 29, 2004, the Rental shall be Fourteen Thousand Nine Hundred and 00/100 Dollars ($14,900.00) per month. For the period beginning March 1, 2004 and ending February 28, 2005, the Rental shall be Fifteen Thousand Four Hundred and 00/100 Dollars ($15,400.00) per month. For the period beginning March 1, 2005 and ending February 28, 2006, the Rental shall be Fifteen Thousand Eight Hundred and 00/100 Dollars ($15,800.00) per month.

     In the event that the Lessee shall exercise its second option to extend the term of this Lease under paragraph 3(b), the Rental for the period beginning March 1, 2006 and ending February 28, 2007 shall be Sixteen Thousand Two Hundred and 00/100 Dollars ($16,200.00) per month. For the period beginning March 1, 2007 and ending February 29, 2008, the Rental shall be Sixteen Thousand Six Hundred and 00/100 Dollars ($16,600.00) per month. For the period beginning March 1, 2008 and ending February 28, 2009, the Rental shall be Seventeen Thousand and 00/100 Dollars ($17,000.00) per month. For the period beginning March 1, 2009 and ending February 28, 2010, the Rental shall be Seventeen Thousand Four Hundred and 00/100 Dollars ($17,400.00) per month. For the period beginning March 1, 2010 and ending February 28, 2011, the Rental shall be Seventeen Thousand Eight Hundred and 00/100 Dollars ($17,800.00) per month.

     Lessee shall also pay any additional rental as required hereunder."

     3. REMAINING TERMS UNAFFECTED. Except as specifically amended herein, all remaining terms, conditions, covenants and agreements contained in the Lease remain in full force and effect, and the parties remain obligated to perform the same.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment in multiple counterparts, each of which shall be considered an original, as of the day and year first above written.

ELECTRONIC PROCESSING, INC.        T & J INVESTMENT CO.

"Lessee"                           "Lessor"



By:    Tom Olofson                 By:   Tom W. Olofson
   -------------------------          -------------------------
     Tom Olofson, C.E.O.                Tom W. Olofson, General Partner


                                   By:   Jerry L. Haney
                                      ------------------------
                                        Jerry L. Haney, General Partner


                                      -3-